United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2012

OXiGENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Gateway Boulevard, Suite 210,

South San Francisco, CA 94080

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 635-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 5, 2012, OXiGENE, Inc. (“OXiGENE” or “we”) filed a prospectus supplement to its registration statement on Form S-3 (File No. 333-181813) previously filed with the Securities and Exchange Commission (the “SEC”) relating to the sale of $2,938,086 of OXiGENE common stock from time to time pursuant to the At Market Issuance Sales Agreement, dated July 21, 2010, as amended on May 31, 2012 (the “Agreement”), by and between OXiGENE and MLV & Co. LLC, as Agent. As of September 5, 2012, no shares of common stock have been sold under the base prospectus, dated June 14, 2012, included in the registration statement on Form S-3 (File No. 333-181813). Sales of common stock under the September 5 prospectus supplement will be made from time to time as market conditions warrant, in the Company’s discretion.

The Agreement has been previously filed as Exhibit 10.1 to our Current Report on Form 8-K on July 21, 2010, with the May 31 amendment filed as Exhibit 1.2 to our registration statement on Form S-3 (File No. 333-181813) filed on May 31, 2012, and is incorporated herein by reference. A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., relating to the legality of the shares, is filed as Exhibit 5.1 to this Current Report and is incorporated by reference into the registration statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, Inc.

Date: September 5, 2012	/s/ Dr. Peter J. Langecker
By: Dr. Peter J. Langecker
Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.